UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021

ATHENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38112	43-1985966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Main Street, Suite 600, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 427-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 5, 2021, Athenex, Inc. (the “Company”) issued a press release to report financial results for the quarter ended June 30, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2021, Randoll Sze, the Company’s Chief Financial Officer and the principal financial and accounting officer, notified the Company of his decision to step down effective August 13, 2021.

On August 3, 2021, the Company appointed Steven Adams as Interim Chief Accounting Officer of the Company and to act as the Company’s principal financial officer and principal accounting officer for Securities and Exchange Commission reporting purposes. Mr. Adams, age 53, has been serving as the Company’s Corporate Controller since December 2013. Prior to his employment with the Company, Mr. Adams worked with cfoSOLUTIONSplus providing accounting management consulting services, a position he held since May 2007. One of the clients that he provided consulting services to, while he was with cfoSOLUTIONSplus, was Athenex. Prior to his time with cfoSOLUTIONSplus, Mr. Adams held a variety of accounting positions in both corporate and public accounting, this included positions at KPMG and Sodexo. Mr. Adams is certified public accountant licensed in New York.

In connection with his appointment, the Board approved (i) a one-time $35,000 cash bonus payable over 6 months, and (ii) two milestone based cash bonuses for service as interim Chief Accounting Officer, the first being $15,000 paid May 2021 and the second being $20,000 payable January 2022. Additionally, on August 3, 2021, the Board granted Mr. Adams an award pursuant to the Company’s Amended and Restated 2017 Omnibus Incentive Plan of 12,500 stock options at an exercise price of $3.80 per share, which vest in four equal annual installments beginning on the anniversary of the date of grant, and 12,500 restricted stock units.

There is no arrangement or understanding with any person pursuant to which Mr. Adams was selected as Interim Chief Accounting Officer, and there are no family relationships between Mr. Adams and any director or executive officer of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by the Company on August 5, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENEX, INC.

Date: August 5, 2021	/s/ Randoll Sze
Name: Randoll Sze
Title: Chief Financial Officer